For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Small-Cap Equity Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Splunk Inc.

2. Date of Purchase:
04/19/2012
3. Date Offering Commenced:
04/19/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley & Co., Pacific Crest
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
151,500 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
13,500,000 shares
8. Purchased price (net of fees and expenses):
$17.00
9. Initial public offering prices:
$17.00
10. Commission, spread or profit:
$1.19
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Jim Malles

Date:
April 23, 2012
Print Name:
Jim Malles

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Small-Cap Equity Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Infoblox Inc.

2. Date of Purchase:
04/19/2012
3. Date Offering Commenced:
04/19/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley & Co., Pacific Crest
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
102,500 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
7,500,000 shares
8. Purchased price (net of fees and expenses):
$16.00
9. Initial public offering prices:
$16.00
10. Commission, spread or profit:
$1.12
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Jim Malles

Date:
April 24, 2012
Print Name:
Jim Malles

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Apache Corporation 4.75% due 4/15/2043
2. Date of Purchase:
04/03/2012
3. Date Offering Commenced:
04/03/2012

4. Underwriter(s) from whom purchased:
JP Morgan Chase Securities
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$16,953,250 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,495,875,000
8. Purchased price (net of fees and expenses):
$99.725
9. Initial public offering prices:
$99.725
10. Commission, spread or profit:
0.875%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Ryan Raymond

Date:
04/04/2012
Print Name:
Ryan Raymond

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Penn Virginia Resource 8.375% due 06/01/2020
2. Date of Purchase:
05/11/2012
3. Date Offering Commenced:
05/11/2012

4. Underwriter(s) from whom purchased:
RBC Dain Rauscher
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$4,000,000.00 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$600,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
2.5%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
05/15/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Small-Cap Equity Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
ServiceNow Inc.
2. Date of Purchase:
06/28/2012
3. Date Offering Commenced:
06/28/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley & Co.
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
42,500 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
11,650,000 shares
8. Purchased price (net of fees and expenses):
$18.000
9. Initial public offering prices:
$18.000
10. Commission, spread or profit:
$0.756
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Vikram Kaura

Date:
July 9, 2012
Print Name:
Vikram Kaura

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Devon Energy Corporation 4.75% due 05/15/2042
2. Date of Purchase:
05/07/2012
3. Date Offering Commenced:
05/07/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$2,973,450.00 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$743,362,500.00
8. Purchased price (net of fees and expenses):
$99.115
9. Initial public offering prices:
$99.115
10. Commission, spread or profit:
0.875%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Ryan Raymond

Date:
05/09/2012
Print Name:
Ryan Raymond

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Devon Energy Corporation 3.25 due 05/15/2022
2. Date of Purchase:
05/07/2012
3. Date Offering Commenced:
05/07/2012

4. Underwriter(s) from whom purchased:
Goldman Sachs
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$7,952,640.00 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$994,080,000.00
8. Purchased price (net of fees and expenses):
$99.408
9. Initial public offering prices:
$99.408
10. Commission, spread or profit:
0.65%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Ryan Raymond

Date:
05/09/2012
Print Name:
Ryan Raymond

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Apache Corporation 4.75% due 04/15/2043
2. Date of Purchase:
04/03/2012
3. Date Offering Commenced:
04/03/2012

4. Underwriter(s) from whom purchased:
JP Morgan Chase Securities
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$16,953,250 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,495,875,000
8. Purchased price (net of fees and expenses):
$99.725
9. Initial public offering prices:
$99.725
10. Commission, spread or profit:
0.875%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
04/04/2012
Print Name:
Tim Winstone

Director, Portfolio Manager

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Molson Coors Brewing Company 5% due 05/01/2042
2. Date of Purchase:
04/26/2012
3. Date Offering Commenced:
04/26/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$2,994,450 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,097,965,000
8. Purchased price (net of fees and expenses):
$99.815
9. Initial public offering prices:
$99.815
10. Commission, spread or profit:
0.875%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
04/28/2012
Print Name:
Tim Winstone

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Eligible Foreign Securities
Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
BP Capital Markets Plc 3.245% due 05/02/2022
2. Date of Purchase:
05/02/2012
3. Date Offering Commenced:
05/02/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$40,000,000 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,750,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
0.30%
11. Have the following conditions been satisfied?
YES
NO
a.
The offering is subject to regulation by a foreign financial regulatory authority.
X

b.
The securities are offered at affixed price to all purchased in the offering (except for any rights that are required by law to be granted to existing security holders).
X

c.
Financial statement of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for two years prior to the offering, are made available to prospective purchasers.
X

d.
The issuer is a foreign government, a foreign national or an entity organized under the laws of the foreign country.
X

e.
If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months.
X

f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase by law to be granted to existing security holders).
X

h.
The underwriting was a firm commitment underwriting.
X

i.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

j.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

k.
The amount of such securities purchased by the Fund and all other account over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

l.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:
/s/Vivek Acharya

Date:
05/05/2012
Print Name:
Vivek Acharya

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
CHS/Community Health Systems 7.125% due 07/15/2020
2. Date of Purchase:
07/09/2012
3. Date Offering Commenced:
07/09/2012

4. Underwriter(s) from whom purchased:
CS First Boston
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$5,340,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$1,200,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.46%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Craig G. Ellinger

Date:
08/07/2012
Print Name:
Craig G. Ellinger

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Securities Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Splunk Inc.
2. Date of Purchase:
07/19/2012
3. Date Offering Commenced:
07/19/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley & Co., Pacific Crest
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
5,600,000 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
11,744,064 shares
8. Purchased price (net of fees and expenses):
$28.25
9. Initial public offering prices:
$28.25
10. Commission, spread or profit:
$0.59325
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Saverio Console

Date:
August 2, 2012
Print Name:
Saverio Console

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Sempra Energy 2.875% due 10/01/2022
2. Date of Purchase:
09/19/2012
3. Date Offering Commenced:
09/19/2012

4. Underwriter(s) from whom purchased:
Goldman Sachs
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$1,999,300 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$499,825,000.00
8. Purchased price (net of fees and expenses):
$99.965
9. Initial public offering prices:
$99.965
10. Commission, spread or profit:
0.65%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/David Vignolo

Date:
09/24/2012
Print Name:
David Vignolo

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
SandRidge Energy, Inc. 7.5% due 02/15/2023
2. Date of Purchase:
08/06/2012
3. Date Offering Commenced:
08/06/2012

4. Underwriter(s) from whom purchased:
Barclays Capital Inc.
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$5,970,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$820,875,000.00
8. Purchased price (net of fees and expenses):
$99.50
9. Initial public offering prices:
$99.50
10. Commission, spread or profit:
1.375%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
08/13/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Rockwood Specialties GRO 4.625% due 10/15/2020
2. Date of Purchase:
09/20/2012
3. Date Offering Commenced:
09/20/2012

4. Underwriter(s) from whom purchased:
Deutsche Bank Securities
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$1,350,000.00 firmwide
7. Aggregate principal amount or total number of shares of offering:
$1,250,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.5%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
09/24/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
PepsiCo Inc. 1.25% due 08/13/2017
2. Date of Purchase:
08/08/2012
3. Date Offering Commenced:
08/08/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$1,800,660.40 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$994,840,000.00
8. Purchased price (net of fees and expenses):
$99.484
9. Initial public offering prices:
$99.484
10. Commission, spread or profit:
0.35%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
08/13/2012
Print Name:
Tim Winstone

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Nuance Communications Inc. 5.375% due 08/15/2020
2. Date of Purchase:
08/09/2012
3. Date Offering Commenced:
08/09/2012

4. Underwriter(s) from whom purchased:
Barclays Capital Inc.
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$4,625,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$600,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.375%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering of any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
08/13/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Tesoro Corp. 5.375% due 10/01/2022
2. Date of Purchase:
09/13/2012
3. Date Offering Commenced:
09/13/2012

4. Underwriter(s) from whom purchased:
Royal Bank of Scotland
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$7,425,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$475,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.5%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
09/18/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Tesoro Corp. 4.25% due 10/01/2017
2. Date of Purchase:
09/13/2012
3. Date Offering Commenced:
09/13/2012

4. Underwriter(s) from whom purchased:
Royal Bank of Scotland
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$7,425,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$450,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.5%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
09/18/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Ventas Realty L.P., Ventas Capital Corporation 3.25% due 3/15/2022
2. Date of Purchase:
07/31/2012
3. Date Offering Commenced:
07/31/2012

4. Underwriter(s) from whom purchased:
Bank of America
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$4,951,350.00 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$272,324,250.00
8. Purchased price (net of fees and expenses):
$99.027
9. Initial public offering prices:
$99.027
10. Commission, spread or profit:
0.6%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Ryan Raymond

Date:
08/11/2012
Print Name:
Ryan Raymond

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Eligible Foreign Securities
Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Nippon Telegraph and Telephone Corp. 1.4% due 07/18/2017
2. Date of Purchase:
07/11/2012
3. Date Offering Commenced:
07/11/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$19,973,000.00(Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$748,987,500.00
8. Purchased price (net of fees and expenses):
$99.865
9. Initial public offering prices:
$99.865
10. Commission, spread or profit:
0.35%
11. Have the following conditions been satisfied?
YES
NO
a.
The offering is subject to regulation by a foreign financial regulatory authority.
X

b.
The securities are offered at affixed price to all purchased in the offering (except for any rights that are required by law to be granted to existing security holders).
X

c.
Financial statement of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for two years prior to the offering, are made available to prospective purchasers.
X

d.
The issuer is a foreign government, a foreign national or an entity organized under the laws of the foreign country.
X

e.
If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months.
X

f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase by law to be granted to existing security holders).
X

h.
The underwriting was a firm commitment underwriting.
X

i.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

j.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

k.
The amount of such securities purchased by the Fund and all other account over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

l.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:
/s/Tim Winstone

Date:
07/11/2012
Print Name:
Tim Winstone

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Eligible Foreign Securities
Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Nippon Telegraph and Telephone Corp. 1.4% due 07/18/2017
2. Date of Purchase:
07/11/2012
3. Date Offering Commenced:
07/11/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$19,973,000.00(Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$748,987,500.00
8. Purchased price (net of fees and expenses):
$99.865
9. Initial public offering prices:
$99.865
10. Commission, spread or profit:
0.35%
11. Have the following conditions been satisfied?
YES
NO
a.
The offering is subject to regulation by a foreign financial regulatory authority.
X

b.
The securities are offered at affixed price to all purchased in the offering (except for any rights that are required by law to be granted to existing security holders).
X

c.
Financial statement of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for two years prior to the offering, are made available to prospective purchasers.
X

d.
The issuer is a foreign government, a foreign national or an entity organized under the laws of the foreign country.
X

e.
If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months.
X

f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase by law to be granted to existing security holders).
X

h.
The underwriting was a firm commitment underwriting.
X

i.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

j.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

k.
The amount of such securities purchased by the Fund and all other account over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

l.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:
/s/Ryan Raymond

Date:
07/11/2012
Print Name:
Ryan Raymond

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
MGM Resorts Intl 6.75% due 10/01/2020
2. Date of Purchase:
09/14/2012
3. Date Offering Commenced:
09/14/2012

4. Underwriter(s) from whom purchased:
Bank of America Securities
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$4,825,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$1,000,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.25%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
09/18/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
MetLife Inc. 4.125% due 08/13/2042
2. Date of Purchase:
08/08/2012
3. Date Offering Commenced:
08/08/2012

4. Underwriter(s) from whom purchased:
Barclays Capital Inc.
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$1,987,380.00 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$745,267,500.00
8. Purchased price (net of fees and expenses):
$99.369
9. Initial public offering prices:
$99.369
10. Commission, spread or profit:
0.875%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/David Vignolo

Date:
08/28/2012
Print Name:
David Vignolo

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
MarkWest Energy Partners, L.P. 5.5% due 02/15/2023
2. Date of Purchase:
08/06/2012
3. Date Offering Commenced:
08/06/2012

4. Underwriter(s) from whom purchased:
Wells Fargo Securities LLC
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$4,950,750 firmwide
7. Aggregate principal amount or total number of shares of offering:
$495,075,000.00
8. Purchased price (net of fees and expenses):
$99.015
9. Initial public offering prices:
$99.015
10. Commission, spread or profit:
1.5%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
08/13/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
International Lease Finance Corp. 5.875% due 08/15/2022
2. Date of Purchase:
08/16/2012
3. Date Offering Commenced:
08/16/2012

4. Underwriter(s) from whom purchased:
Citigroup Global Markets Holdings
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$7,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$750,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.0%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
09/11/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
D.R. Horton Inc. 4.375% due 09/15/2022
2. Date of Purchase:
09/11/2012
3. Date Offering Commenced:
09/11/2012

4. Underwriter(s) from whom purchased:
RBS Securities
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$6,375,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$350,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
0.8%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
09/24/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
CME Group Inc. 3% due 09/15/2022
2. Date of Purchase:
09/05/2012
3. Date Offering Commenced:
09/05/2012

4. Underwriter(s) from whom purchased:
Bank of America Securities
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$24,922,750 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$747,682,500.00
8. Purchased price (net of fees and expenses):
$99.691
9. Initial public offering prices:
$99.691
10. Commission, spread or profit:
0.65%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/David Vignolo

Date:
09/10/2012
Print Name:
David Vignolo

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
CHS/Community Health Systems 5.125% due 08/15/2018
2. Date of Purchase:
08/08/2012
3. Date Offering Commenced:
08/08/2012

4. Underwriter(s) from whom purchased:
CS First Boston Corp.
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$5,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,600,000,000.00
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.375%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
08/13/2012
Print Name:
Matthew A. Iannucci

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
BB&T Corporation 1.6% due 08/15/2017
2. Date of Purchase:
08/07/2012
3. Date Offering Commenced:
08/07/2012

4. Underwriter(s) from whom purchased:
Deutsche Bank Securities
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$13,974,520 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$748,635,000.00
8. Purchased price (net of fees and expenses):
$99.818
9. Initial public offering prices:
$99.818
10. Commission, spread or profit:
0.20%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
08/09/2012
Print Name:
Tim Winstone

For period ending: December 31, 2012

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Credit Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
BB&T Corporation 1.6% due 08/15/2017
2. Date of Purchase:
08/07/2012
3. Date Offering Commenced:
08/07/2012

4. Underwriter(s) from whom purchased:
Deutsche Bank Securities
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$13,974,520 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$748,635,000.00
8. Purchased price (net of fees and expenses):
$99.818
9. Initial public offering prices:
$99.818
10. Commission, spread or profit:
0.20%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/David Vignolo

Date:
08/28/2012
Print Name:
David Vignolo

UBS Relationship Funds

8